As filed with the Securities and Exchange Commission on June 20, 2017

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-03023

FORUM FUNDS
Three Canal Plaza, Suite 600
Portland, Maine 04101

Jessica A. Chase, Principal Executive Officer
Three Canal Plaza, Suite 600
Portland, Maine 04101
207-347-2000

Date of fiscal year end: April 30

Date of reporting period: May 1, 2016 – April 30, 2017

ITEM 1. REPORT TO STOCKHOLDERS.

MONONGAHELA ALL CAP VALUE FUND

Annual Report
April 30, 2017

MONONGAHELA ALL CAP VALUE FUND A MESSAGE TO OUR SHAREHOLDERS (Unaudited) APRIL 30, 2017

Dear Shareholder,

We are pleased to offer the annual report for the Monongahela All Cap Value Fund (the "Fund") for the time period from May 1, 2016 to April 30, 2017. Since our mid- year report on October 31, 2016, the Fund was up 15.41% while the S&P 500 Index was up 13.32% and the Russell 2000 Value Index was up 18.26%. For the year ending April 30, 2017, the Fund was up 23.18% while the S&P 500 Index was up 17.92% and the Russell 2000 Value Index was up 27.18%.

Unsystematic Risk

As portfolio managers with a value orientation, risk analysis is constant. There are two broad categories of risk affecting portfolios: systematic and unsystematic. Systematic risk is macro in nature; characteristic of the entire market. These systematic risks include inflation, wars, recession, a change in interest rates, government policies or adverse weather events. These risks are beyond the control of individual companies; there is little a portfolio manager can do to control systematic risk.

Unsystematic risk (also known as diversifiable risk) is company or industry specific. A company's earnings power, balance sheet and various financial return calculations have a significant impact on the performance of that company's share price. In constructing a portfolio, we believe unsystematic risk can be reduced through exhaustive equity research. The risk associated with individual equities is further reduced by constructing a diversified portfolio of assets. The chart below illustrates the impact of diversifying; as the number of securities added to a portfolio increases, unsystematic risk decreases. The chart exhibits the conventional wisdom that optimal diversification can be achieved as the number of securities in a portfolio approaches 20. Of course, the securities need to be spread across various industries.
We strive to mitigate unsystematic risk through our bottom-up style of security selection and meticulous detail to building a portfolio of individual positions.

S&P 500 / Concentration Risk

A standard benchmark and one of the most popular passive investing tools is the S&P 500 with its corresponding S&P 500 indexing products. The S&P 500 Index tracks the 500 most widely held stocks on either the New York Stock Exchange or the NASDAQ Market. It is considered to be a representative benchmark because it captures approximately 80% of the total US market capitalization. The S&P Index uses a market capitalization weighting, which is the number of outstanding shares multiplied by the current price. Apple Inc. at $740 billion has the largest market cap weighting in the index: AutoNation with a market cap of $4 billion is one of the smallest.

Understanding composition and weighting in various indices is important in evaluating risk. Since 2009, the popularity of passive investing has masked some diversification risk creeping into the S&P 500. As of the second week of April, just 10 stocks out of the 500 were responsible for more than 50% of the total S&P 500 gain for the year. Perhaps even
1

MONONGAHELA ALL CAP VALUE FUND A MESSAGE TO OUR SHAREHOLDERS (Unaudited) APRIL 30, 2017

more surprisingly, just 3 stocks (Apple, Amazon and Facebook) accounted for almost 33% of the total S&P 500 year to date gains. The S&P 500 is rising on a very narrow base, concentrated in technology stocks.

With multiple derivative products modeled around the S&P 500, we believe that momentum investing will likely begin to exaggerate price movement in the strongest stocks. If the S&P 500 index trade becomes very crowded, valuation research will go out the window. Eventually, a corrective event will occur as we witnessed in 1973-1974, 1987, 1990, 2000 and 2008.

Low interest rates and highly correlated markets have combined to drive passive investing and the S&P 500 since 2009. Our view of the investing landscape suggests caution is now warranted in the passive investing strategies. With our value based bottom-up selection process, MCMVX is populated with individual securities selected for their intrinsic value. When the flood of Indexed, ETF and momentum orders arrive and temporarily exaggerate price movement, we remain comfortable in the stability of our long term value positions.

Portfolio Additions

Since our semi-annual report, we have increased our exposure in the Consumer Discretionary sector. While the retail sector does not appear to be favored by the market, we think that the current market fails to distinguish quality, throwing the baby out with the bathwater. One popular ETF holds Sears Holding, Kohl's and Target. These are very different companies but they tend to move together as a monolithic blob of retail stocks. As bottom-up investors, we believe that there is a clear distinction between a Target or a Williams Sonoma as compared to a Sears Holding or a Kohl's. We have added Target to the portfolio. Target is trading near the low end of a 3 year trading range with a dividend yield of 4.3%. In addition, we have increased our exposure to the well run Williams Sonoma. In the Consumer Staples sector, General Mills gave us an excellent entry point, trading near a two year low with a 3.4% dividend yield. Consumer Staples is currently our largest sector weighting (18.5%) and provides a safe harbor. Other prominent names in this category include Dr. Pepper Snapple, Snyders-Lance, Coca Cola, Procter and Gamble and Whole Foods Market. We increased our exposure in the Healthcare Sector, adding Eli Lilly in November when the stock had a brief decline and we purchased the stock at $66.75 with a 3.1% dividend yield.

Portfolio Deletions

MSA Safety exceeded our intrinsic value model and was sold. It is always a difficult decision to sell a well managed world class company like MSA Safety, but the discipline of selling cyclical companies at perceived peak values is essential in order to preserve value. Cummins, another distinguished industrial, also exceeded our target and was sold. We reduced our exposure to the Industrial sector from 16.8% at mid-year to 9.9% at fiscal yearend. Most cyclicals are now priced for earnings perfection and there is pressure on profit margins.

Headline Trading

Our two largest positions, II-VI and Seagate Technology, continue to perform well. II-VI increased 59% in the 52 weeks ending on April 30, 2017 and Seagate Technology increased 94%. While Amazon, Apple and Facebook are iconic companies that continue to do well, none of them performed as well as II-VI or Seagate Technology over the last 12 months. As the headline trades of Apple, Amazon and Facebook become more popular, the risk of concentration is increasing and we remain comfortable in a well-diversified, value portfolio. Value is rarely found in the headlines of CNBC.

Mark Rodgers       Michael C. Rodgers
Co-Manager       Co-Manager

2

MONONGAHELA ALL CAP VALUE FUND A MESSAGE TO OUR SHAREHOLDERS (Unaudited) APRIL 30, 2017

IMPORTANT RISKS AND DISCLOSURES:
Mutual fund investing involves risk, including possible loss of principal. A value investing strategy involves the risk that undervalued securities may not appreciate as anticipated or will remain undervalued for long periods of time. Securities of micro-, small- and mid-capitalization companies may be more volatile and less liquid than those of large-cap companies due to limited resources or product lines and greater sensitivity to adverse economic conditions.

The views in this report were those of the Fund managers as of April 30, 2017, and may not reflect their views on the date this report is first published or any time thereafter. These views are intended to assist shareholders in understanding their investment in the Fund and do not constitute investment advice. This letter may contain discussions about certain investments both held and not held in the portfolio. All current and future holdings are subject to risk and to change.

3

MONONGAHELA ALL CAP VALUE FUND PERFORMANCE CHART AND ANALYSIS (Unaudited) APRIL 30, 2017

The following chart reflects the change in the value of a hypothetical $10,000 investment, including reinvested dividends and distributions, in the Monongahela All Cap Value Fund (the "Fund") compared with the performance of the primary benchmark, the S&P 500 Index (the "S&P 500"), and the secondary benchmark, the Russell 2000 Value Index (the "Russell 2000 Value") since inception.  The S&P 500 is a broad-based, unmanaged measurement of changes in stock market conditions based on the average of 500 widely held common stocks. The Russell 2000 Value measures the 2,000 smallest of the 3,000 largest U.S. Companies (based on total market capitalization) that have lower price-to-book ratios and lower forecasted growth values.  The total returns of both the S&P 500 and the Russell 2000 Value include the reinvestment of dividends and income. The total return of the Fund includes operating expenses that reduce returns, while the total returns of the S&P 500 and the Russell 2000 Value does not include expenses. The Fund is professionally managed, while the S&P 500 and the Russell 2000 Value are unmanaged and are not available for investment.
Comparison of Change in Value of a $10,000 Investment
Monongahela All Cap Value Fund vs. S&P 500 Index vs. Russell 2000 Value Index

Average Annual Total Returns Periods Ended April 30, 2017	6 Month	1 Year	Since Inception 07/01/13
Monongahela All Cap Value Fund	15.41%	23.18%	10.85%
S&P 500 Index	13.32%	17.92%	13.05%
Russell 2000 Value Index	18.26%	27.18%	10.82%

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than original cost. For the most recent month-end performance, please call (855) 392-9331. As stated in the Fund's current prospectus, the annual operating expense ratio (gross) is 5.49%. However, the Fund's adviser has contractually agreed to waive its fee and/or reimburse certain expenses to limit total annual fund operating expenses (excluding all taxes, interest, portfolio transaction expenses, dividend and interest expenses on short sales, acquired fund fees and expenses, proxy expenses and extraordinary expenses) to 0.85%, through September 1, 2018. During the period, certain fees were waived and/or expenses reimbursed; otherwise, returns would have been lower. Shares redeemed or exchanged within 60 days of purchase will be charged a 1.00% redemption fee. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns greater than one year are annualized.
4

MONONGAHELA ALL CAP VALUE FUND SCHEDULE OF INVESTMENTS APRIL 30, 2017

Shares	Security Description	Value
Common Stock - 84.4%
Consumer Discretionary - 8.7%
5,000	Coach, Inc.	$196,950
10,000	El Pollo Loco Holdings, Inc. (a)	125,500
1,500	Harley-Davidson, Inc.	85,215
1,000	Target Corp.	55,850
4,250	Williams-Sonoma, Inc.	229,713
		693,228
Consumer Staples - 18.5%
5,000	Alico, Inc.	149,750
1,200	Dr. Pepper Snapple Group, Inc.	109,980
3,000	General Mills, Inc.	172,530
5,000	Orchids Paper Products Co.	121,750
5,000	Snyder's-Lance, Inc.	176,300
5,000	The Coca-Cola Co.	215,750
2,250	The Procter & Gamble Co.	196,492
9,000	Whole Foods Market, Inc.	327,330
		1,469,882
Energy - 2.8%
6,500	Western Refining, Inc.	224,185
Financials - 11.4%
3,000	American Express Co.	237,750
11,500	Federated Investors, Inc., Class B	308,430
4,000	MetLife, Inc.	207,240
7,500	Old Republic International Corp.	155,100
		908,520
Health Care - 14.5%
3,000	Baxter International, Inc.	167,040
1,500	Eli Lilly & Co.	123,090
3,000	Gilead Sciences, Inc.	205,650
5,000	Halyard Health, Inc. (a)	197,500
1,000	Johnson & Johnson	123,470
2,500	PerkinElmer, Inc.	148,525
900	Teleflex, Inc.	186,201
		1,151,476
Industrials - 9.9%
5,000	Cubic Corp.	259,500
2,000	Emerson Electric Co.	120,560
1,250	Hubbell, Inc.	141,413
2,000	Rockwell Collins, Inc.	208,180
2,000	Triumph Group, Inc.	52,400
		782,053
Technology - 16.1%
7,500	Corning, Inc.	216,375
11,000	II-VI, Inc. (a)	364,650
6,000	NetScout Systems, Inc. (a)	225,900
5,000	Reis, Inc.	94,000
9,000	Seagate Technology PLC	379,170
		1,280,095
Utilities - 2.5%
3,500	National Fuel Gas Co.	193,830
Total Common Stock (Cost $5,552,539)		6,703,269
Money Market Fund - 15.0%
1,193,031	Dreyfus Treasury Prime Cash Management, Institutional Shares, 0.59% (b) (Cost $1,193,031)	1,193,031
Total Investments - 99.4% (Cost $6,745,570)*		$7,896,300
Other Assets & Liabilities, Net – 0.6%		48,624
Net Assets – 100.0%		$7,944,924

PLC Public Limited Company
(a) Non-income producing security.
(b) Variable rate security. Rate presented is as of April 30, 2017.

*  Cost for federal income tax purposes is $6,746,738 and net unrealized appreciation consists of:
Gross Unrealized Appreciation	$1,272,987
Gross Unrealized Depreciation	(123,425)
Net Unrealized Appreciation	$1,149,562

The following is a summary of the inputs used to value the Fund's investments as of April 30, 2017.
The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in Note 2 of the accompanying Notes to Financial Statements.

Valuation Inputs	Investments in Securities
Level 1 - Quoted Prices	$6,703,269
Level 2 - Other Significant Observable Inputs	1,193,031
Level 3 - Significant Unobservable Inputs	-
Total	$7,896,300

The Level 1 value displayed in this table is Common Stock.  The Level 2 value displayed in this table is a Money Market Fund. Refer to this Schedule of Investments for a further breakout of each security by industry.
The Fund utilizes the end of period methodology when determining transfers. There were no transfers among Level 1, Level 2 and Level 3 for the year ended April 30, 2017.

PORTFOLIO HOLDINGS
% of Total Investments
Consumer Discretionary	8.8%
Consumer Staples	18.6%
Energy	2.8%
Financials	11.5%
Health Care	14.6%
Industrials	9.9%
Technology	16.2%
Utilities	2.5%
Money Market Fund	15.1%
100.0%

See Notes to Financial Statements.	5

MONONGAHELA ALL CAP VALUE FUND STATEMENT OF ASSETS AND LIABILITIES APRIL 30, 2017

ASSETS
. Total investments, at value (Cost $6,745,570)	$7,896,300
Receivables:
Fund shares sold	58,500
Investment securities sold	40,844
Dividends	8,970
From investment adviser	5,662
Prepaid expenses	5,759
Total Assets	8,016,035

LIABILITIES
Payables:
Investment securities purchased	42,090
Accrued Liabilities:
Trustees' fees and expenses	2
Fund services fees	6,794
Other expenses	22,225
Total Liabilities	71,111

NET ASSETS	$7,944,924

COMPONENTS OF NET ASSETS
Paid-in capital	$6,441,739
Undistributed net investment income	25,591
Accumulated net realized gain	326,864
Net unrealized appreciation	1,150,730
NET ASSETS	$7,944,924
SHARES OF BENEFICIAL INTEREST AT NO PAR VALUE (UNLIMITED SHARES AUTHORIZED)	575,689
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE*	$13.80
*	Shares redeemed or exchanged within 60 days of purchase are charged a 1.00% redemption fee.

See Notes to Financial Statements.	6

MONONGAHELA ALL CAP VALUE FUND STATEMENT OF OPERATIONS YEAR ENDED APRIL 30, 2017

INVESTMENT INCOME
Dividend income .	$148,365
Total Investment Income	148,365
Adviser
EXPENSES
Investment adviser fees	50,030
Fund services fees	166,192
Custodian fees	5,000
Registration fees	5,241
Professional fees	36,136
Trustees' fees and expenses	6,170
Miscellaneous expenses	18,083
Total Expenses	286,852
Fees waived and expenses reimbursed	(230,150)
Net Expenses	56,702

NET INVESTMENT INCOME	91,663

NET REALIZED AND UNREALIZED GAIN
Net realized gain on investments	355,301
Net change in unrealized appreciation on investments	958,166
NET REALIZED AND UNREALIZED GAIN	1,313,467
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,405,130

See Notes to Financial Statements.	7

MONONGAHELA ALL CAP VALUE FUND STATEMENTS OF CHANGES IN NET ASSETS

April 30, 2017	#	42855 #	#	42490
		For the Year Ended April 30, 2017		For the Year Ended April 30, 2016
OPERATIONS
Net investment income		$91,663		$58,011
Net realized gain		355,301		78,380
Net change in unrealized appreciation (depreciation)		958,166		(121,540)
Increase in Net Assets Resulting from Operations		1,405,130		14,851

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income		(85,622)		(47,625)
Net realized gain		(60,190)		(39,259)
Total Distributions to Shareholders		(145,812)		(86,884)

CAPITAL SHARE TRANSACTIONS
Sale of shares		1,118,185		1,494,598
Reinvestment of distributions		144,675		86,799
Redemption of shares		(275,441)		(35,099)
Increase in Net Assets from Capital Share Transactions		987,419		1,546,298
Increase in Net Assets		2,246,737		1,474,265

NET ASSETS
Beginning of Year		5,698,187		4,223,922
End of Year (Including line (a))		$7,944,924		$5,698,187

SHARE TRANSACTIONS
Sale of shares		87,858		132,585
Reinvestment of distributions		11,083		7,979
Redemption of shares		(21,398)		(3,241)
Increase in Shares		77,543		137,323

(a) Undistributed net investment income		$25,591		$19,550

See Notes to Financial Statements.	8

MONONGAHELA ALL CAP VALUE FUND FINANCIAL HIGHLIGHTS

These financial highlights reflect selected data for a share outstanding throughout each period.
	For the Year Ended April 30, 2017	For the Year Ended April 30, 2016	For the Year Ended April 30, 2015	July 1, 2013 (a) through April 30, 2014
NET ASSET VALUE, Beginning of Period	$11.44	$11.71	$11.25	$10.00
INVESTMENT OPERATIONS
Net investment income (b)	0.17	0.13	0.08	0.06
Net realized and unrealized gain (loss)	2.46	(0.21)	0.59	1.36
Total from Investment Operations	2.63	(0.08)	0.67	1.42
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	(0.16)	(0.10)	(0.07)	(0.03)
Net realized gain	(0.11)	(0.09)	(0.14)	(0.14)
Total Distributions to Shareholders	(0.27)	(0.19)	(0.21)	(0.17)
REDEMPTION FEES (b)	—	—	—	—	(c)
NET ASSET VALUE, End of Period	$13.80	$11.44	$11.71	$11.25
TOTAL RETURN	23.18%	(0.59)%	6.01%	14.29	%(d)
RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Period (000's omitted)	$7,945	$5,698	$4,224	$2,479
Ratios to Average Net Assets:
Net investment income	1.37%	1.20%	0.71%	0.64	%(e)
Net expenses	0.85%	0.85%	0.85%	0.85	%(e)
Gross expenses (f)	4.29%	5.49%	7.76%	14.84	%(e)
PORTFOLIO TURNOVER RATE	51%	95%	71%	32	%(d)

(a)			Commencement of operations.
(b)			Calculated based on average shares outstanding during each period.
(c)			Less than $0.01 per share.
(d)			Not annualized.
(e)			Annualized.
(f)			Reflects the expense ratio excluding any waivers and/or reimbursements.

See Notes to Financial Statements.	9

MONONGAHELA ALL CAP VALUE FUND NOTES TO FINANCIAL STATEMENTS APRIL 30, 2017

Note 1. Organization
The Monongahela All Cap Value Fund (the "Fund") is a a diversified portfolio of Forum Funds (the "Trust"). The Trust is a Delaware statutory trust that is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended (the "Act"). Under its Trust Instrument, the Trust is authorized to issue an unlimited number of the Fund's shares of beneficial interest without par value. The Fund commenced operations on July 1, 2013. The Fund seeks total return through long-term capital appreciation and income.
Note 2. Summary of Significant Accounting Policies
The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 946, "Financial Services-Investment Companies". These financial statements are prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP"), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the fiscal year. Actual amounts could differ from those estimates. The following summarizes the significant accounting policies of the Fund:
Security Valuation – Securities are valued at market prices using the last quoted trade or official closing price from the principal exchange where the security is traded, as provided by independent pricing services on each Fund business day. In the absence of a last trade, securities are valued at the mean of the last bid and ask price provided by the pricing service. Short-term investments that mature in 60 days or less may be valued at amortized cost.
The Fund values its investments at fair value pursuant to procedures adopted by the Trust's Board of Trustees (the "Board") if (1) market quotations are not readily available or (2) the Adviser, as defined in Note 3, believes that the values available are unreliable. The Trust's Valuation Committee, as defined in the Fund's registration statement, performs certain functions as they relate to the administration and oversight of the Fund's valuation procedures. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such investments and considers a number of factors, including valuation methodologies and significant unobservable inputs, when arriving at fair value.
The Valuation Committee may work with the Adviser to provide valuation inputs. In determining fair valuations, inputs may include market-based analytics that may consider related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant investment information. Adviser inputs may include an income-based approach in which the anticipated future cash flows of the investment are discounted in determining fair value. Discounts may also be applied based on the nature or duration of any restrictions on the disposition of the investments. The Valuation Committee performs regular reviews of valuation methodologies, key inputs and assumptions, disposition analysis and market activity.
Fair valuation is based on subjective factors and, as a result, the fair value price of an investment may differ from the security's market price and may not be the price at which the asset may be sold. Fair valuation could result in a different Net Asset Value ("NAV") than a NAV determined by using market quotes.
GAAP has a three-tier fair value hierarchy. The basis of the tiers is dependent upon the various "inputs" used to determine the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:
Level 1 — quoted prices in active markets for identical assets and liabilities
Level 2 — other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 — significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

10

MONONGAHELA ALL CAP VALUE FUND NOTES TO FINANCIAL STATEMENTS APRIL 30, 2017

The aggregate value by input level, as of April 30, 2017, for the Fund's investments is included in the Fund's Schedule of Investments.
Security Transactions, Investment Income and Realized Gain and Loss – Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as possible after determining the existence of a dividend declaration after exercising reasonable due diligence. Income and capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable. Interest income is recorded on an accrual basis. Premium is amortized and discount is accreted using the effective interest method. Identified cost of investments sold is used to determine the gain and loss for both financial statement and federal income tax purposes.
Distributions to Shareholders – The Fund declares any dividends from net investment income and pays them annually. Any net capital gains and net foreign currency gains realized by the Fund are distributed at least annually. Distributions to shareholders are recorded on the ex-dividend date. Distributions are based on amounts calculated in accordance with applicable federal income tax regulations, which may differ from GAAP. These differences are due primarily to differing treatments of income and gain on various investment securities held by the Fund, timing differences and differing characterizations of distributions made by the Fund.
Federal Taxes – The Fund intends to continue to qualify each year as a regulated investment company under Subchapter M of Chapter 1, Subtitle A, of the Internal Revenue Code of 1986, as amended ("Code"), and to distribute all of its taxable income to shareholders. In addition, by distributing in each calendar year substantially all of its net investment income and capital gains, if any, the Fund will not be subject to a federal excise tax. Therefore, no federal income or excise tax provision is required. The Fund files a U.S. federal income and excise tax return as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service for a period of three fiscal years after they are filed. As of April 30, 2017, there are no uncertain tax positions that would require financial statement recognition, de-recognition or disclosure.
Income and Expense Allocation – The Trust accounts separately for the assets, liabilities and operations of each of its investment portfolios. Expenses that are directly attributable to more than one investment portfolio are allocated among the respective investment portfolios in an equitable manner.
Redemption Fees – A shareholder who redeems or exchanges shares within 60 days of purchase will incur a redemption fee of 1.00% of the current NAV of shares redeemed or exchanged, subject to certain limitations. The fee is charged for the benefit of the remaining shareholders and will be paid to the Fund to help offset transaction costs. The fee is accounted for as an addition to paid-in capital. The Fund reserves the right to modify the terms of or terminate the fee at any time. There are limited exceptions to the imposition of the redemption fee. Redemption fees incurred for the Fund, if any, are reflected on the Statements of Changes in Net Assets.
Commitments and Contingencies – In the normal course of business, the Fund enters into contracts that provide general indemnifications by the Fund to the counterparty to the contract. The Fund's maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.
Note 3. Fees and Expenses
Investment Adviser – Rodgers Brothers, Inc. d/b/a Monongahela Capital Management (the "Adviser") is the investment adviser to the Fund. Pursuant to an investment advisory agreement, the Adviser receives an advisory fee, payable monthly, from the Fund at an annual rate of 0.75% of the Fund's average daily net assets.
Distribution – Foreside Fund Services, LLC serves as the Fund's distributor (the "Distributor"). The Distributor is not affiliated with the Adviser or Atlantic Fund Administration, LLC (d/b/a Atlantic Fund Services) ("Atlantic") or their affiliates. The Fund does not have a distribution (12b-1) plan; accordingly, the Distributor does not receive compensation from the Fund for its distribution services. The Adviser compensates the Distributor directly for its

11

MONONGAHELA ALL CAP VALUE FUND NOTES TO FINANCIAL STATEMENTS APRIL 30, 2017

services.
Other Service Providers – Atlantic provides fund accounting, fund administration, compliance and transfer agency services to the Fund. The fees related to these services are included in Fund services fees within the Statement of Operations. Atlantic also provides certain shareholder report production and EDGAR conversion and filing services. Pursuant to an Atlantic services agreement, the Fund pays Atlantic customary fees for its services. Atlantic provides a Principal Executive Officer, a Principal Financial Officer, a Chief Compliance Officer and an Anti-Money Laundering Officer to the Fund, as well as certain additional compliance support functions.
Trustees and Officers – The Trust pays each independent Trustee an annual retainer fee of $50,000 for service to the Trust ($66,000 for the Chairman), and the Audit Committee Chairman and Vice Chairman receive an additional $6,000 annually. The Trustees and Chairman may receive additional fees for special Board meetings. Each Trustee is also reimbursed for all reasonable out-of-pocket expenses incurred in connection with his duties as a Trustee, including travel and related expenses incurred in attending Board meetings. The amount of Trustees' fees attributable to the Fund is disclosed in the Statement of Operations. Certain officers of the Trust are also officers or employees of the above named service providers, and during their terms of office received no compensation from the Fund.
Note 4. Expense Reimbursements and Fees Waived
The Adviser has contractually agreed to waive a portion of its fee and reimburse certain expenses through September 1, 2018, to limit annual operating expenses to 0.85% (excluding all taxes, interest, portfolio transaction expenses, dividend and interest expenses on short sales, acquired fund fees and expenses, proxy expenses and extraordinary expenses). Other Fund service providers have voluntarily agreed to waive a portion of their fees. The contractual waivers may be changed or eliminated at any time with the consent of the Board and voluntary fee waivers and expense reimbursements may be reduced or eliminated at any time. For the year ended April 30, 2017, fees waived and expenses reimbursed were as follows:

Investment Adviser Fees Waived	Investment Adviser Expenses Reimbursed	Other Waivers	Total Fees Waived and Expenses Reimbursed
$50,030	$95,120	$85,000	$230,150

Note 5. Security Transactions
The cost of purchases and proceeds from sales of investment securities (including maturities), other than short-term investments during the year ended April 30, 2017, were $3,822,648 and $2,952,231, respectively.
Note 6. Federal Income Tax
Distributions paid during the fiscal years ended as noted were characterized for tax purposes as follows:
	2017	2016
Ordinary Income	$99,718	$47,625
Long-Term Capital Gain	46,094	39,259
	$145,812	$86,884

As of April 30, 2017, distributable earnings on a tax basis were as follows:
Undistributed Ordinary Income	$123,330
Undistributed Long-Term Gain	230,293
Unrealized Appreciation	1,149,562
Total	$1,503,185

The difference between components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales.

12

MONONGAHELA ALL CAP VALUE FUND NOTES TO FINANCIAL STATEMENTS APRIL 30, 2017

Note 7. Recent Accounting Pronouncements
In October 2016, the U.S. Securities and Exchange Commission ("SEC") issued a new rule, Investment Company Reporting Modernization, which, among other provisions, amends Regulation S-X to require standardized, enhanced disclosures, particularly related to derivatives, in investment company financial statements. Compliance with the amendments to Regulation S-X is required for financial statements filed with the SEC on or after August 1, 2017. Management is currently evaluating the impact that the amendments will have on the Fund's financial statements and related disclosures.
Note 8. Subsequent Events
Subsequent events occurring after the date of this report through the date these financial statements were issued have been evaluated for potential impact, and the Fund has had no such events.

13

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Forum Funds
and the Shareholders of Monongahela All Cap Value Fund

We have audited the accompanying statement of assets and liabilities of Monongahela All Cap Value Fund, a series of shares of beneficial interest in Forum Funds, (the "Fund") including the schedule of investments, as of April 30, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the three-year period then ended and for the period July 1, 2013 (commencement of operations) through April 30, 2014.  These financial statements and financial highlights are the responsibility of the Fund's management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of April 30, 2017 by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Monongahela All Cap Value Fund as of April 30, 2017, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and its financial highlights for each of the years in the three-year period then ended and the period July 1, 2013 through April 30, 2014, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP
Philadelphia, Pennsylvania
June 15, 2017

14

MONONGAHELA ALL CAP VALUE FUND ADDITIONAL INFORMATION (Unaudited) APRIL 30, 2017

Investment Advisory Agreement Approval
At the March 24, 2017 Board meeting, the Board, including the Independent Trustees, considered the approval of the continuance of the investment advisory agreement between the Adviser and the Trust pertaining to the Fund (the "Advisory Agreement"). In preparation for its deliberations, the Board requested and reviewed written responses from the Adviser to a due diligence questionnaire circulated on the Board's behalf concerning the Adviser's personnel, operations, financial condition, performance, and services provided by the Adviser. The Board also discussed the materials with Fund counsel and, as necessary, with the Trust's administrator, Atlantic Fund Services. During its deliberations, the Board received an oral presentation from the Adviser, and was assisted by the advice of Trustee counsel.

At the meeting, the Board reviewed, among other matters: (1) the nature, extent and quality of the services provided to the Fund by the Adviser, including information on the investment performance of the Fund and the Adviser; (2) the costs of the services provided and profitability to the Adviser of its relationship with the Fund; (3) the advisory fee and total expense ratio of the Fund compared to a relevant peer group of funds; (4) the extent to which economies of scale may be realized as the Fund grows and whether the advisory fee enables the Fund's investors to share in the benefits of economies of scale; and (5) other benefits received by the Adviser from its relationship with the Fund.

Nature, Extent and Quality of Services

Based on written materials received, a presentation from senior representatives of the Adviser and a discussion with the Adviser about the Adviser's personnel, operations and financial condition, the Board considered the quality of services provided by the Adviser under the Advisory Agreement. In this regard, the Board considered information regarding the experience, qualifications and professional background of the portfolio managers at the Adviser with principal responsibility for the Fund, as well as the investment philosophy and decision-making process of the Adviser and the capability and integrity of the Adviser's senior management and staff.

The Board considered also the adequacy of the Adviser's resources. The Board noted the Adviser's representations that the firm is in stable financial condition, that the firm is able to meet its expense reimbursement obligations to the Fund, and that the firm has the operational capability, the staffing and experience, and the financial strength necessary to continue providing high-quality investment advisory services to the Fund. Based on the presentation and the materials provided by the Adviser in connection with the Board's consideration of the renewal of the Advisory Agreement, the Board concluded that, overall, it was satisfied with the nature, extent and quality of services to be provided to the Fund under the Advisory Agreement.

Performance

In connection with a presentation by the Adviser regarding its approach to managing the Fund, the Board reviewed the performance of the Fund compared to its benchmark. The Board observed that the Fund outperformed the S&P 500 Index, the Fund's primary benchmark index, for the one-year period ended December 31, 2016, and underperformed the primary benchmark index for the three-year period ended December 31, 2016 and for the period since the Fund's inception on July 1, 2013. The Board noted the Adviser's representation that the Fund's underperformance relative to its benchmark during the period could be attributed, in part, to the Fund's conservative, value-biased investment strategy, and the underperformance of value investments relative to growth investments over the period identified above. The Board also considered the Fund's performance relative to an independent peer group of funds identified by Broadridge Financial Solutions, Inc. ("Broadridge") as having characteristics similar to those of the Fund. The Board observed that, based on the information provided by Broadridge, the Fund outperformed the median of its Broadridge peer group for the one- and three-year periods ended December 31, 2016. The Board noted the Adviser's representation that the Fund's outperformance relative to its peers could be attributed, in part, to the Fund's overweight positions in the industrial and consumer staples sectors, which performed well relative to the rest of the market and the Fund's peer funds. Based on the Adviser's investment style and the foregoing performance information, the Board determined that the Fund and its shareholders could expect to benefit from the Adviser's management under the Advisory Agreement.

15

MONONGAHELA ALL CAP VALUE FUND ADDITIONAL INFORMATION (Unaudited) APRIL 30, 2017

Compensation

The Board evaluated the Adviser's compensation for providing advisory services to the Fund and analyzed comparative information on actual advisory fee rates and actual total expenses of the relevant Broadridge peer group of the Fund. The Board noted that the Adviser's contractual advisory fee rate charged to the Fund was reasonable in relation to the contractual fees charged by the Fund's peers in the Broadridge peer group. The Board further noted that the Adviser was currently waiving its entire advisory fee in an effort to keep the Fund's expenses at competitive levels such that the Fund's actual advisory fee rate and actual total expenses were each the lowest in the Broadridge peer group. The Board also observed that the advisory fee was less than the management fee paid to the Adviser for other accounts managed with similar investment objectives. Based on the foregoing, the Board concluded that the Adviser's advisory fee rate charged to the Fund was reasonable.

Cost of Services and Profitability

The Board considered information provided by the Adviser regarding the costs of services and its profitability with respect to the Fund. In this regard, the Board considered the Adviser's resources devoted to the Fund, as well as the Adviser's discussion of the costs and profitability of its Fund activities. The Board noted that the Adviser was currently waiving its entire advisory fee in an effort to keep Fund expenses at a desired level and had committed to its contractual expense cap agreement through at least September 30, 2018. Based on these and other applicable considerations, the Board concluded that the Adviser's profits attributable to management of the Fund were reasonable in the context of all factors considered.

Economies of Scale

The Board considered whether the Fund would benefit from any economies of scale. In this respect, the Board noted both the Adviser's representation that the Fund could potentially benefit from economies of scale as assets grow, and the Adviser's observation that, at the current low asset levels, consideration of breakpoints was not appropriate. Based on the foregoing information, the Board concluded that economies of scale were not a material factor in approving the continuation of the Advisory Agreement.

Other Benefits

The Board noted the Adviser's representation that, aside from the compliment that the Fund provides to the Adviser's other advisory offerings, the Adviser does not benefit in a material way from its relationship with the Fund. Based on the foregoing representation, the Board concluded that other benefits received by the Adviser from its relationship with the Fund were not a material factor in approving the continuation of the Advisory Agreement.

Conclusion

The Board did not identify any single factor as being of paramount importance, and different Trustees may have given different weight to different factors. The Board reviewed a memorandum from Fund counsel discussing the legal standards applicable to its consideration of the Advisory Agreement. Based on its review, including consideration of each of the factors referenced above, the Board determined, in the exercise of its reasonable business judgment, that the contractual fee under the advisory arrangement was fair and reasonable in light of the services performed or to be performed, expenses incurred or to be incurred and such other matters as the Board considered relevant.
Proxy Voting Information
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling (855) 392-9331 and on the SEC's website at www.sec.gov. The Fund's proxy voting record for the most recent twelve-month period ended June 30 is available, without charge and upon request, by calling (855) 392-9331 and on the SEC's website at www.sec.gov.
16

MONONGAHELA ALL CAP VALUE FUND ADDITIONAL INFORMATION (Unaudited) APRIL 30, 2017

Availability of Quarterly Portfolio Schedules
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These filings are available, without charge and upon request on the SEC's website at www.sec.gov or may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.
Shareholder Expense Example
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund, and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2016, through April 30, 2017.
Actual Expenses – The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes – The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Expense
	November 1, 2016	April 30, 2017	Period*	Ratio*
Actual	$1,000.00	$1,154.08	$4.54	0.85%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.58	$4.26	0.85%

* Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (181) divided by 365 to reflect the half-year period.
Federal Tax Status of Dividends Declared during the Fiscal Year
For federal income tax purposes, dividends from short-term capital gains are classified as ordinary income. The Fund designates 67.56% of its income dividend distributed as qualifying for the corporate dividends-received deduction (DRD), 77.12% for the qualified dividend rate (QDI) and 14.14% as short-term capital gain dividends exempt from U.S. tax for foreign shareholders (QSD) as defined in Section 1(h)(11) of the Code.

17

MONONGAHELA ALL CAP VALUE FUND ADDITIONAL INFORMATION (Unaudited) APRIL 30, 2017

Trustees and Officers of the Trust
The Board is responsible for oversight of the management of the Trust's business affairs and of the exercise of all the Trust's powers except those reserved for the shareholders. The following table provides information about each Trustee and certain officers of the Trust. Each Trustee and officer holds office until the person resigns, is removed, or is replaced. Unless otherwise noted, the persons have held their principal occupations for more than five years. The address for all Trustees and officers is Three Canal Plaza, Suite 600, Portland, Maine 04101. Mr. Keffer is considered an Interested Trustee due to his affiliation with Atlantic. The Fund's Statement of Additional Information includes additional information about the Trustees and is available, without charge and upon request, by calling (855) 392-9331.

Name and Year of Birth	Position(s) with the Trust	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Series of Fund Complex¹ Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees
J. Michael Parish Born: 1943	Chairman of the Board; Trustee; Chairman, Nominating Committee and Qualified Legal Compliance Committee	Since 1989 (Chairman since 2004)	Retired since 2003; formerly, Partner, Wolf, Block, Schorr and Solis-Cohen, LLP (law firm) 2002-2003; Partner, Thelen Reid & Priest LLP (law firm) 1995-2002.	24	None
Costas Azariadis Born: 1943	Trustee	Since 1989	Professor of Economics, Washington University since 2006.	24	None
James C. Cheng Born: 1942	Trustee; Chairman, Audit Committee	Since 1989	President, Technology Marketing Associates (marketing company for small- and medium-sized businesses in New England) since 1991.	24	None
David Tucker Born: 1958	Trustee; Vice Chairman	Since 2011 (Vice Chairman since 2015)	Director, Blue Sky Experience (a charitable endeavor) since 2008; Senior Vice President & General Counsel, American Century Companies (an investment management firm) 1998-2008.	47	Trustee, Forum Funds II, Forum ETF Trust and U.S. Global Investors Funds
Interested Trustee
John Y. Keffer[2] Born: 1942	Trustee; Vice Chairman	Since 1989	Chairman, Atlantic since 2008; President, Forum Investment Advisors, LLC since 2011; President, Forum Foundation (a charitable organization) since 2005; President, Forum Trust, LLC (a non-depository trust company chartered in the State of Maine) since 1997.	47	Director, Wintergreen Fund, Inc.; Trustee, Forum Funds II, Forum ETF Trust and U.S. Global Investors Funds
[1]The Fund Complex includes the Trust, Forum Funds II, Forum ETF Trust and U.S. Global Investors Funds and is overseen by different Boards of Trustees.
[2]Atlantic is a subsidiary of Forum Holdings Corp. I, a Delaware corporation that is wholly owned by Mr. Keffer.

18

MONONGAHELA ALL CAP VALUE FUND ADDITIONAL INFORMATION (Unaudited) APRIL 30, 2017

Name and Year of Birth	Position(s) with the Trust	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Series of Fund Complex¹ Overseen by Trustee	Other Directorships Held by Trustee
Officers
Jessica Chase Born: 1970	President; Principal Executive Officer	Since 2015	Senior Vice President, Atlantic since 2008.	N/A	N/A
Karen Shaw Born: 1972	Treasurer; Principal Financial Officer	Since 2008	Senior Vice President, Atlantic since 2008.	N/A	N/A
Zachary Tackett Born: 1988	Vice President; Secretary; Anti-Money Laundering Compliance Officer	Since 2014	Counsel, Atlantic since 2014; Intern Associate, Coakley & Hyde, PLLC, 2010-2013.	N/A	N/A
Michael J. McKeen Born: 1971	Vice President	Since 2009	Senior Vice President, Atlantic since 2008.	N/A	N/A
Timothy Bowden Born: 1969	Vice President	Since 2009	Manager, Atlantic since 2008.	N/A	N/A
Geoffrey Ney Born: 1975	Vice President	Since 2013	Manager, Atlantic since 2013; Senior Fund Accountant, Atlantic, 2008-2013.	N/A	N/A
Todd Proulx Born: 1978	Vice President	Since 2013	Manager, Atlantic since 2013; Senior Fund Accountant, Atlantic, 2008-2013.	N/A	N/A
Carlyn Edgar Born: 1963	Vice President	Since 2008	Senior Vice President, Atlantic since 2008; Chief Compliance Officer, 2008-2016.	N/A	N/A
Dennis Mason Born: 1967	Chief Compliance Officer	Since 2016	Fund Compliance Officer, Atlantic since 2013; Senior Specialist, Atlantic 2011-2013; Senior Analyst, Atlantic 2008-2011.	N/A	N/A
[1]The Fund Complex includes the Trust, Forum Funds II, Forum ETF Trust and U.S. Global Investors Funds and is overseen by different Boards of Trustees.

19

MONONGAHELA ALL CAP VALUE FUND

FOR MORE INFORMATION:
P.O. Box 588
Portland, ME  04112
(855) 392-9331 (toll free)
mcmvalue.ta@atlanticfundservices.com

www.Moncapfund.com

INVESTMENT ADVISER
Monongahela Capital Management
223 Mercer Street
Harmony, PA 16037

TRANSFER AGENT
Atlantic Fund Services
P.O. Box 588
Portland, ME 04112
www.atlanticfundservices.com

DISTRIBUTOR
Foreside Fund Services, LLC
Three Canal Plaza, Suite 100
Portland, Maine 04101
www.foreside.com

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Fund's risks, objectives, fees and expenses, experience of its management, and other information.

211-ANR-0417

ITEM 2. CODE OF ETHICS.
(a)
As of the end of the period covered by this report, Forum Funds (the "Registrant") has adopted a code of ethics, which applies to its Principal Executive Officer and Principal Financial Officer (the "Code of Ethics").

(c)	There have been no amendments to the Registrant's Code of Ethics during the period covered by this report.

(d)	There have been no waivers to the Registrant's Code of Ethics during the period covered by this report.

(e)	Not applicable.

(f) (1)  A copy of the Code of Ethics is being filed under Item 12(a) hereto.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
The Board of Trustees has determined that no member of the Audit Committee is an "audit committee financial expert" as that term is defined under applicable regulatory guidelines.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
(a) Audit Fees - The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant for the audit of the Registrant's annual financial statements, or services that are normally provided by the principal accountant in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $12,900  in 2016 and $12,900 in 2017.

(b) Audit-Related Fees – The aggregate fees billed in the Reporting Periods for assurance and related services rendered by the principal accountant that were reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $0 in 2016 and $0 in 2017.

(c) Tax Fees - The aggregate fees billed in the Reporting Periods for professional services rendered by the principal accountant to the Registrant for tax compliance, tax advice and tax planning were $3,000 in 2016 and $3,000 in 2017. These services consisted of review or preparation of U.S. federal, state, local and excise tax returns.

(d) All Other Fees - The aggregate fees billed in the Reporting Periods for products and services provided by the principal accountant to the Registrant, other than the services reported in paragraphs (a) through (c) of this Item, were $0 in 2016 and $0 in 2017.

(e) (1) The Audit Committee reviews and approves in advance all audit and "permissible non-audit services" (as that term is defined by the rules and regulations of the Securities and Exchange Commission) to be rendered to a series of the Registrant (each, a "Series"). In addition, the Audit Committee reviews and approves in advance all "permissible non-audit services" to be provided to an investment adviser (not including any sub-adviser) of a Series, or an affiliate of such investment adviser, that is controlling, controlled by or under common control with the investment adviser and provides on-going services to the Registrant ("Affiliate"), by the Series' principal accountant if the engagement relates directly to the operations and financial reporting of the Series. The Audit Committee considers whether fees paid by a Series' investment adviser or an Affiliate to the Series' principal accountant for audit and permissible non-audit services are consistent with the principal accountant's independence.

(e) (2) No services included in (b) - (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable

(g) The aggregate non-audit fees billed by the principal accountant for services rendered to the Registrant for the Reporting Periods were $0 in 2016 and $0 in 2017. There were no fees billed in either of the Reporting Periods for non-audit services rendered by the principal accountant to the Registrant's investment adviser or any Affiliate.

(h) During the Reporting Period, the Registrant's principal accountant provided no non-audit services to the investment advisers or any entity controlling, controlled by or under common control with the investment advisers to the series of the Registrant to which this report relates.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable.

ITEM 6. INVESTMENTS.

(a)	Included as part of report to shareholders under Item 1.

(b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
The Registrant does not accept nominees to the board of trustees from shareholders.

ITEM 11. CONTROLS AND PROCEDURES
(a) The Registrant's Principal Executive Officer and Principal Financial Officer have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act")) are effective, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as of a date within 90 days of the filing date of this report.
 (b) There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1)  Code of Ethics (Exhibit filed herewith).

(a)(2) Certifications pursuant to Rule 30a-2(a) of the Act, and Section 302 of the Sarbanes-Oxley Act of 2002. (Exhibits filed herewith)

(a)(3)  Not applicable.

(b)      Certifications pursuant to Rule 30a-2(b) of the Act, and Section 906 of the Sarbanes-Oxley Act of 2002. (Exhibit filed herewith)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant Forum Funds

By:	/s/ Jessica Chase
Jessica Chase, Principal Executive Officer

Date:	June 5, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Jessica Chase
Jessica Chase, Principal Executive Officer

Date:	June 5, 2017

By:	/s/ Karen Shaw
Karen Shaw, Principal Financial Officer

Date:	June 5, 2017